AGREEMENT  made this 15th day of October,  1998 by and between

BRIA  COMMUNICATIONS  CORP.,  having offices located at 8 West 38th Street,  9th

Floor,  New York, NY (the  "Company") and JAMES TILTON,  having offices at 82-66

Austin Street, Kew Gardens, New York 11415 (" Consultant").

                  WHEREAS,   The  Company  wishes  to  employ  the  services  of

Consultant as its Consultant; and

                  WHEREAS,  Consultant wishes to render  consulting  services to the Company.

                  NOW,  THEREFORE,  in  consideration of the promises and of the

mutual  agreements,   representations,   warranties,  provisions  and  covenants

contained herein, the parties agree as follows:

         1.       Scope of Services
                  -----------------

         The Company herewith and hereby retains Consultant as its non-exclusive

Consultant and Consultant herewith and hereby agrees to act in such capacity for the Company.  Consultant in his capacity of Consultant will render advice to the

Company,  including,  but not limited to,  analysis  of the  Company's  proposed expansion plans, if any,  proposed  additional  financings and act as an officer and director of the Company.

         2.       Term
                  ----

         The Term of this  Consulting  Agreement  shall be one (1) year from the day, month and year first above written.

         3.       Compensation
                  ------------

         The Company agrees to pay to Consultant and Consultant agrees to accept from the Company a fee for the Term of 5,000,000  shares of the Company's common stock which shares shall bear restrictive legend.

         4.       This agreement  shall be construed by the laws of the State of

                  New York. IN WITNESS WHEREOF, the parties have set their hands and seals the

first day, month and year as above written.

                                                     BRIA COMMUNICATIONS CORP.

                                                   By: /s/ Jane Zheng
                                                   -----------------------------
                                                           JANE ZHENG
                                                           Corporate Secretary



                                                       /s/ James Tilton
                                                   -----------------------------
                                                           JAMES TILTON